UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-2898_

Value Line Cash Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item I. Reports to Stockholders.

     A copy of the Annual Report to Stockholders for the period ended 12/31/07 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891
DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110
SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807
DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr
OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President/Secretary/
Chief Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

An investment in The Value Line Cash Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#540344

ANNUAL REPORT

December 31, 2007

The Value Line
Cash Fund, Inc.

The Value Line Cash Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

For the twelve months ended December 31, 2007, the total return for The Value Line Cash Fund was 4.45%. This was below the average taxable money market fund return of 4.49% for the same twelve-month period, as compiled by Lipper Analytical Services(1). For the 7-day and the 30-day periods ended December 31, 2007, the Fund’s effective yield was 3.65% and 3.69%, respectively. As of December 31, 2007, the total net assets of the Fund were $167 million; and the average days to maturity was 24.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and other first-tier securities make up 100% of the portfolio. These two categories include repurchase agreements, which are 100% collateralized by U.S. Treasury Notes. “First-tier” securities refer to those assigned the highest rating by at least two nationally recognized rating organizations — for example, P-1 by Moody’s Investor Service and A-1 by Standard & Poor’s Corporation. No fixed-income securities with a rating below first-tier are currently being considered for the portfolio. In evaluating commercial paper for investment in the Fund, we look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to the Value Line Investment Survey.

The Federal Reserve Board lowered the Fed Funds rate 100 basis points from 5.25% to 4.25% during the year. Going forward, we believe the Federal Reserve, which has already lowered rates twice this year may continue to reduce short-term interest rates. The Fund shortened its average maturity during the year and is currently at 24 days, down from 52 days at the end of last year. Please see the accompanying “Economic Observations” write-up for our current thinking on the economy.

We appreciate your confidence in The Value Line Cash Fund and look forward to serving your investment needs in the future.

Sincerely,

Jean Bernhard Buttner
Chairman and President

February 1, 2008

(1)	Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intends to keep a constant NAV. An investment cannot be made in a Lipper Average.

The Value Line Cash Fund, Inc.

Cash Fund Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy solution for what ails the U.S. economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is unlikely to pick up meaningfully until later in the new year — if then. Indeed, we now think there is at least an even chance that the United States will fall into a recession in 2008.

Moreover, even a modest rate of business growth this year — which would be a best-case scenario — assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a marked worsening of the housing slump or a serious miscalculation by the Federal Reserve on the interest-rate front (where the nation’s central bank is now taking aggressive action), might prove sufficiently troubling to almost assure a recession — and perhaps a moderate to severe one — or generate an unwanted increase in inflation.

Currently, inflation remains under control for the most part, thanks to generally contained labor costs and steady levels of productivity growth (i.e., labor cost efficiency). Adequate supplies of raw materials should also help keep the costs of production from undue escalation. We caution, though, that as the pace of economic growth accelerates after 2008 and 2009, some increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a further surge in oil prices, inflation should be held in relative check through the early years of the next decade.

The Value Line Cash Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/07	Ending account value 12/31/07	Expenses* paid during period 7/1/07 thru 12/31/07
Actual	$1,000.00	$1,021.30	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

The Value Line Cash Fund, Inc.

Schedule of Investments	December 31, 2007

Principal Amount		Yield†		Maturity Date		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (64.1%)
$30,000,000	Federal Home Loan Bank Discount Notes	4.38%		1/4/08		$29,989,125
2,889,000	Federal Home Loan Bank Discount Notes	4.39		1/16/08		2,883,764
1,063,000	Federal Home Loan Bank Discount Notes	4.39		1/30/08		1,059,283
17,977,000	Federal Home Loan Bank Discount Notes	4.53		2/20/08		17,865,892
33,000,000	Federal Home Loan Bank Discount Notes	4.23		2/27/08		32,781,072
20,000,000	Federal Home Loan Mortgage Corporation Discount Notes	4.38		2/4/08		19,918,117
2,487,000	Federal National Mortgage Association Discount Notes	4.55		2/1/08		2,477,406
107,416,000	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
	(Cost $106,974,659)					106,974,659

		Rate†
TAXABLE MUNICIPAL SECURITIES (9.0%)
5,000,000	Florida Housing Finance Agency, Revenue, MBIA Insured and SPA-Westdeutsche Landesbank, VRDN	4.82	(1)	1/7/08	(2)	5,000,000
5,000,000	Kentucky Housing Corp., Revenue, Ser. W, SPA-Lloyds TSB Bank PLC, VRDN	4.85	(1)	1/7/08	(2)	5,000,000
5,000,000	North Texas Higher Education Authority, Student Loan Revenue, Ser. B, LOC-Bank of America N.A. and LOC-Lloyds TSB Bank PLC, VRDN	4.85	(1)	1/7/08	(2)	5,000,000
15,000,000	TOTAL TAXABLE MUNICIPAL SECURITIES
	(Cost $15,000,000)					15,000,000
	TOTAL INVESTMENT SECURITIES (73.1%) (Cost $121,974,659)					121,974,659

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Schedule of Investments	December 31, 2007

Principal Amount		Value
REPURCHASE AGREEMENTS (26.2%)
$22,800,000	With Morgan Stanley, 0.95%, dated 12/31/07, due 1/2/08, delivery value $22,801,203 (collateralized by $16,250,000 U.S. Treasury Notes 8.75%, due 5/15/20, with a value of $23,267,383)	$22,800,000
21,000,000	With State Street Bank & Trust, 0.70%, dated 12/31/07, due 1/2/08, delivery value $21,000,817 (collateralized by $20,625,000 U.S. Treasury Notes 4.25% due 8/15/15, with a value of $21,504,785)	21,000,000
$ 43,800,000	TOTAL REPURCHASE AGREEMENTS
	(Cost $43,800,000)	43,800,000

	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)	1,132,446

	NET ASSETS (100.0%)	$166,907,105

	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($166,907,105 ÷ 166,939,330 shares outstanding)	$1.00

†	The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.
(1)	The rate frequency change for variable rate demand notes (VRDN) at December 31, 2007 is weekly.
(2)	Securities have an unconditional demand feature and therefore their maturity date is equal to the period when the principal amount can be recovered from the demand.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2007

Assets:
Investment securities, at value (Cost—$121,974,659)	$121,974,659
Repurchase agreements (Cost—$43,800,000)	43,800,000
Cash	483,924
Interest receivable	171,025
Receivable for capital shares sold	785,184
Prepaid expenses	21,098
Total Assets	167,235,890

Liabilities:
Payable for capital shares repurchased	217,983
Accrued expenses:
Advisory fee	57,243
Directors’ fees and expenses	2,817
Other	50,742
Total Liabilities	328,785
Net Assets	$166,907,105
Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 166,939,330 shares)	$16,693,933
Additional paid-in capital	150,204,912
Undistributed net investment income	8,260
Net Assets	$166,907,105
Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations
for the Year Ended December 31, 2007

Investment Income:
Interest	$8,844,806

Expenses:
Advisory fee	714,370
Service and distribution plan fees	446,481
Transfer agent fees	161,798
Printing and postage	65,100
Auditing and legal fees	49,099
Custodian fees	25,363
Directors’ fees and expenses	13,002
Telephone	10,801
Other	2,894
Total Expenses Before Custody Credits and Fees Waived	1,488,908
Less: Service and Distribution Plan Fees Waived	(446,481)
Less: Custody Credits	(8,063)
Net Expenses	1,034,364
Net Investment Income	7,810,442

Net Increase in Net Assets from Operations	$7,810,442

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2007 and 2006

	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$7,810,442	$7,384,820
Distributions to Shareholders:
Net investment income	(7,884,093)	(7,337,548)
Capital Share Transactions:
Proceeds from sale of shares	210,613,539	213,909,918
Proceeds from reinvestment of dividends	7,779,419	7,227,032
	218,392,958	221,136,950
Cost of shares repurchased	(247,672,765)	(178,847,077)
Net increase/(decrease) from capital share transactions	(29,279,807)	42,289,873
Total Increase/(Decrease) in Net Assets	(29,353,458)	42,337,145
Net Assets:
Beginning of year	196,260,563	153,923,418
End of year	$166,907,105	$196,260,563
Undistributed net investment income, at end of year	$8,260	$81,911

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Notes to Financial Statements	December 31, 2007

1.	Significant Accounting Policies

The Value Line Cash Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)    Security Valuation.    Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B)    Repurchase Agreements.    In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)    Security Transactions.    Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(D)    Federal Income Taxes.    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implications of FIN 48, and determined that there is no impact to the Fund’s financial statements at this time.

The Value Line Cash Fund, Inc.

Notes to Financial Statements

(E)    Representations and Indemnifications.    In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3.	Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4.	Tax Information

At December 31, 2007 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $165,774,659. At December 31, 2007, there was no unrealized appreciation or depreciation of investments.

The tax character of the distributions paid during the years ended December 31, 2007, and December 31, 2006, was ordinary income.

At December 31, 2007, the Fund had undistributed ordinary income for tax purposes of $8,260.

5.	Investment Advisory Fees, Service and Distribution Fees, and Transactions With Affiliates

An advisory fee of $714,370 was paid or payable to Value Line, Inc., the Fund’s investment adviser (the “Adviser”), for the year ended December 31, 2007. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping,

The Value Line Cash Fund, Inc.

 December 31, 2007

and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940, compensates Value Line Securities, Inc., a subsidiary of the Adviser (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $446,481, before fee waivers, were accrued under the Plan for the year ended December 31, 2007. Effective December 2, 2005 the Distributor voluntarily waived the 12b-1 fee. Effective May 1, 2007, the Distributor contractually agreed to continue to waive the Fund’s 12b-1 fee for a one year period. For the year ended December 31, 2007, the fees waived amounted to $446,481. The Distributor has no right to recoup prior waivers.

For the year ended December 31, 2007, the Fund’s expenses were reduced by $8,063 under a custody credit agreement with the custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 39,018,089 shares of the Fund’s capital stock, representing 23.37% of the outstanding shares at December 31, 2007. In addition, officers and directors of the Fund as a group owned 2,334,816 shares of the Fund, representing 1.40% of the outstanding shares.

The Value Line Cash Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.044	0.043	0.023	0.005	0.004
Dividends from net investment income	(0.044)	(0.043)	(0.023)	(0.005)	(0.004)
Change in net asset value	—	—	—	—	—
Net Asset Value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	4.45%	4.37%	2.28%	0.47%	0.35%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$166,907	$196,261	$153,923	$175,139	$197,068
Ratio of operating expenses to average net assets(1)	0.83%	0.86%	0.91%	0.88%	0.85%
Ratio of operating expenses to average net assets(2)	0.58%	0.61%	0.90%	0.88%	0.85%
Ratio of net investment income to average net assets	4.37%	4.30%	2.22%	0.43%	0.38%

(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of distribution and service plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor, would have been unchanged for the years shown.
(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the distributor.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2008

The Value Line Cash Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Directors*
Jean Bernhard Buttner Age 73	Chairman of the Board of Directors and President	Since 1983
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director (Lead Independent Director since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. (1994–2004). Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired. Customer Support Analyst, Duke Power Company, until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, (1961–2000). Professor Emeritus since 2002. President Emeritus since 1994 and President (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None

The Value Line Cash Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Adviser Hawthorn (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President/ Secretary/Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary, and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 48	Treasurer	Since 2005	Corporate Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005. Treasurer of each of the 14 Value Line Funds since 2005.
Howard Brecher Age 53	Assistant Secretary/ Assistant Treasurer	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

The Value Line Cash Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Cash Fund, Inc.

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The Value Line Cash Fund, Inc.

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The Value Line Cash Fund, Inc.

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The Value Line Cash Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its

Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the

Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees 2007 - $31,787

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2007 -$5,832

(d) All Other Fees – None

(e)(1)

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)(2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2007 -$2,300

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/Jean B. Buttner _________________________________
Jean B. Buttner, President

Date:	February 26, 2008 __________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jean B. Buttner ____________________________________________
Jean B. Buttner, President, Principal Executive Officer

By:	/s/Stephen R. Anastasio _________________________________________________
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date:	February 26, 2008 __________________